UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-23739
Exact name of registrant as specified in charter:	PGIM Real Estate Fund Inc.
Address of principal executive offices:	655 Broad Street, 6th Floor
Newark, New Jersey 07102
Name and address of agent for service:	Andrew R. French
655 Broad Street, 6th Floor
Newark, New Jersey 07102
Registrant’s telephone number, including area code:	800-225-1852
Date of fiscal year end:	12/31/2026
Date of reporting period:	6/30/2026

Item 1 – Reports to Stockholders

(a) Report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

PGIM REAL ESTATE FUND INC.

(Formerly, PGIM Private Real Estate Fund, Inc.)

SEMIANNUAL REPORT

JUNE 30, 2026

To enroll in e-delivery, go to pgim.com/us/en/intermediary/resources/featured/e-delivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of June 30, 2026 were not audited and, accordingly, no auditor’s opinion is expressed on them.

Mutual funds and certain closed-end funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Credit and PGIM Real Estate are investment groups of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2026 Prudential Financial, Inc. and its related entities. PGIM Real Estate, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2 Visit our website at pgim.com/real-estate-fund/resources

Letter from the President

Dear Shareholder:

We hope you find the semiannual report for the PGIM Real Estate Fund Inc. informative and useful. The report covers performance for the six-month period ended June 30, 2026.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is one of the world’s largest investment managers with more than $1 trillion in assets under management. Our scale and investment expertise allows us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President and Principal Executive Officer

PGIM Real Estate Fund Inc.

August 14, 2026

PGIM Real Estate Fund Inc. 3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when repurchased, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/real-estate-fund/resources or by calling (800) 225-1852.

	Total Returns as of 6/30/26	Average Annual Total Returns as of 6/30/26

	(without sales charges)	(with sales charges)
	Six Months* (%)	One Year (%)	Since Inception** (%)

Class D	2.92	9.42	9.08 (11/3/2022)

Class I	3.04	9.70	9.35 (11/3/2022)

Class S	2.62	8.82	8.43 (11/3/2022)

Class T	2.59	4.97	7.37 (11/3/2022)

Bloomberg US Aggregate Bond Index	0.62	3.79	4.87

S&P 500 Index	10.21	22.32	21.48

*Not annualized

**Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower. Total returns are based on changes in net asset value. Net asset value total return assumes the reinvestment of all distributions, including returns of capital, if any.

Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date. All returns exclude the impact of redemption fees on shares purchased and held less than 12 months.

Benchmark Definitions

Bloomberg US Aggregate Bond Index—The Bloomberg US Aggregate Bond Index is unmanaged and represents securities that are taxable and dollar denominated. It covers the US investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

S&P 500 Index*—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how large company stocks in the United States have performed.

*The S&P 500 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2026 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P

4 Visit our website at pgim.com/real-estate-fund/resources

Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes that may be paid by an investor.

Presentation of Fund Holdings as of 6/30/26

Ten Largest Holdings	Real Estate Sectors	% of Net Assets
The Ardent, Mill Creek, Washington	Investments in Non-Consolidated Affiliated Joint Ventures—Multifamily	19.2%
2601 4th Avenue East, Shakopee, Minnesota	Investments in Non-Consolidated Affiliated Joint Ventures—Industrial	14.0%
1735 Jersey Avenue, North Brunswick, New Jersey	Investments in Non-Consolidated Affiliated Joint Ventures—Industrial	10.9%
Capodagli NJ TOD Portfolio Mezzanine Loan, Bound Brook and Hackensack, New Jersey	Investment in Unaffiliated Real Estate Loans - Multifamily	9.1%
Monarch Town Center, Miramar, Florida	Investments in Non-Consolidated Affiliated Joint Ventures—Retail	9.0%
The Arbor, Bronx, New York	Investments in Non-Consolidated Affiliated Joint Ventures—Student Housing	8.5%
East Gate Marketplace, Chantilly, Virginia	Investments in Non-Consolidated Affiliated Joint Ventures—Retail	8.2%
Napa Green Apartments, Napa, California	Investments in Non-Consolidated Affiliated Joint Ventures—Multifamily	6.3%
3730 S. Main St., Pearland, Texas	Investments in Non-Consolidated Affiliated Joint Ventures—Industrial	4.9%
1011 Buffalo Run Dr., Missouri City, Texas	Investments in Non-Consolidated Affiliated Joint Ventures—Industrial	1.9%

Holdings reflect only long-term investments and are subject to change.

PGIM Real Estate Fund Inc. 5

Strategy and Performance Overview* (unaudited)

How did the Fund perform?

The PGIM Real Estate Fund Inc.’s Class I shares returned 3.04% in the six-month reporting period that ended June 30, 2026, outperforming the 0.62% return of the Bloomberg US Aggregate Bond Index (the Index).

What worked and didn’t work?

The Fund’s disciplined asset selection and diversification across geographies and asset classes contributed positively to performance during the period. As of the end of the second quarter, the portfolio remained highly occupied, with an average leased rate of 99% and a weighted average lease term of approximately seven years across its non-residential assets, supporting durable and predictable income generation. The Fund also maintains a healthy balance sheet, characterized by moderate leverage, no near-term terminal debt maturities, and full availability under its line of credit, providing financial flexibility and stability.

Recent Acquisition:

•

Student Housing: On April 21, 2026, the Fund closed on an approximately $25.7 million equity commitment (approximately $73.5 million gross investment) in a 127-unit student housing asset located in the Riverdale neighborhood of the Bronx, NY, near Columbia University. The acquisition provides the Fund with exposure to a high-quality asset in a desirable neighborhood and is expected to deliver durable, strong cash flow as the property transitions to traditional residential operations over the next 18 months.

What were conditions like in the private real estate market?

•	Property values moved modestly higher in early 2026,[1] with the strongest total-return and value-growth performance in necessity-driven, demographically favored sectors.

•	Property income growth was generally positive across the Fund’s target property sectors:

•

Multifamily income growth stayed subdued early in the year due to elevated vacancy from prior construction activity, though vacancy declined by the end of the period in over half of the 40 largest markets, setting up for improved rental growth ahead.

•	Industrial vacancy inched higher but neared its cyclical peak; rents increased a modest 1.5% over the past year overall, with top markets exceeding 4%.

•	Retail conditions were healthy, with strip center occupancy at its highest level since 2007 and unlevered total returns of 8.3% for the trailing four quarters through Q1 2026.[1]

[1]	Source: PGIM Analysts; National Council of Real Estate Investment Fiduciaries.

6 Visit our website at pgim.com/real-estate-fund/resources

•	The Alternative sectors, including senior housing, student housing, self-storage, and medical outpatient saw continued positive fundamentals led by resilient demographic demand.

•

Construction pipelines are down significantly across nearly all property types and geographies, and with the value reset of nearly 20% from their 2022 peak, elevated construction costs make new development even less viable than in the last cycle.

•

Transaction activity is expected to remain on an upward trajectory, building on momentum from early 2026 when volumes through May were up 20% year over year[2] and industrial led with 30% growth—though recent upward movement in interest rates may slow the pace of near-term gains.

•

Debt capital markets are expected to remain competitive going forward, with banks, agencies, and life companies continuing to re-enter more aggressively and private debt funds remaining a key source of liquidity—a dynamic that should continue to support transaction activity.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

[2]	Source: PGIM Analysts; MSCI.

PGIM Real Estate Fund Inc. 7

Consolidated Schedule of Investments (unaudited)

as of June 30, 2026

Description				Value

LONG-TERM INVESTMENTS 98.6%

PRIVATE REAL ESTATE 82.9%
AFFILIATED MAJORITY-OWNED SUBSIDIARIES
INVESTMENTS IN NON-CONSOLIDATED JOINT VENTURES(pp)
Industrial — 31.7%
1011 Buffalo Run Dr., Missouri City, Texas^				$6,032,738
1735 Jersey Avenue, North Brunswick, New Jersey^				34,689,377
2601 4th Avenue East, Shakopee, Minnesota^				44,627,109
3730 S. Main St., Pearland, Texas^				15,653,794

				101,003,018

Multifamily — 25.5%
Napa Green Apartments, Napa, California^				19,938,425
The Ardent, Mill Creek, Washington^				61,202,293

				81,140,718

Retail — 17.2%
East Gate Marketplace, Chantilly, Virginia^				26,080,714
Monarch Town Center, Miramar, Florida^				28,689,010

				54,769,724

Student Housing — 8.5%
The Arbor, Bronx, New York^				27,115,346

TOTAL INVESTMENTS IN NON-CONSOLIDATED JOINT VENTURES (cost $235,292,455)(wc)				264,028,806

	Interest Rate	Maturity Date	Principal Amount (000)#

REAL ESTATE LENDING 9.1%

INVESTMENTS IN NON-AFFILIATED REAL ESTATE LOANS 9.1%
Multifamily
Capodagli NJ TOD Portfolio Mezzanine Loan, Bound Brook and Hackensack, New Jersey^(a) (cost $28,775,000)	11.000%	07/03/30	28,775	28,863,432

LONG-TERM BONDS 6.6%

COMMERCIAL MORTGAGE-BACKED SECURITIES 6.6%
ARES Trust,
Series 2026-TRON, Class A, 144A, 1 Month SOFR +
1.420% (Cap N/A, Floor 1.420%)	5.045%(c)	05/15/43	3,000,000	3,006,562
BX Commercial Mortgage Trust,
Series 2024-MF, Class A, 144A, 1 Month SOFR +
1.442% (Cap N/A, Floor 1.442%)	5.067(c)	02/15/39	2,471,304	2,475,165

See Notes to Consolidated Financial Statements.

PGIM Real Estate Fund Inc. 9

Consolidated Schedule of Investments (unaudited) (continued)

as of June 30, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM BONDS (Continued)

Commercial Mortgage-Backed Securities (Continued)
BX Commercial Mortgage Trust, (cont’d.)
Series 2025-SPOT, Class A, 144A, 1 Month SOFR +
1.443% (Cap N/A, Floor 1.443%)	5.069%(c)	04/15/40	3,399,908	$3,402,032
Series 2025-JDI, Class A, 144A, 1 Month SOFR +
1.400% (Cap N/A, Floor 1.400%)	5.025(c)	11/15/42	2,599,743	2,606,243
BX Trust,
Series 2024-FNX, Class A, 144A, 1 Month SOFR +
1.442% (Cap N/A, Floor 1.442%)	5.068(c)	11/15/41	2,687,005	2,689,524
Series 2026-ORBT, Class A, 144A, 1 Month SOFR +
1.400% (Cap N/A, Floor 1.400%)	5.030(c)	07/15/43	4,000,000	4,000,000
MLTI Trust,
Series 2026-MLTI, Class A10, 144A, 1 Month SOFR +
1.400% (Cap N/A, Floor 1.400%)	5.021(c)	06/15/31	3,000,000	3,004,686

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $21,188,556)				21,184,212

TOTAL LONG-TERM INVESTMENTS (cost $285,256,011)				314,076,450

			Shares

SHORT-TERM INVESTMENT 2.9%

AFFILIATED MUTUAL FUND
PGIM Core Government Money Market Fund (7-day effective yield 3.793%) (cost $9,394,383)(wc)			9,394,383	9,394,383

TOTAL INVESTMENTS 101.5% (cost $294,650,394)				323,470,833

Series A Preferred Stock, at liquidation value (0.0)%			125	(125,000)
Liabilities in excess of other assets (1.5)%				(4,741,732)

NET ASSETS 100.0%				$318,604,101

Below is a list of the abbreviation(s) used in the semiannual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

ETF—Exchange-Traded Fund

N/A—Not Applicable

See Notes to Consolidated Financial Statements.

SOFR—Secured Overnight Financing Rate

#	Principal amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 investment. The aggregate value of Level 3 investments is $292,892,238 and 91.9% of net assets.
(a)	The interest rate shown reflects the rate in effect through July 3, 2029; and the rate thereafter will be 11.500%.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at June 30, 2026.
(pp)	The Fund’s contractual ownership in the joint venture prior to the impact of promote structures ranges from 90.0% to 99.0% of the venture.
(wc)	Represents an investment affiliated with the Manager.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical investments.

Level 2—quoted prices for similar investments, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for investments valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of June 30, 2026 in valuing such portfolio investments:

	Level 1	Level 2	Level 3
Investments

Assets

Long-Term Investments
Private Real Estate
Affiliated Majority-Owned Subsidiaries
Investments in Non-Consolidated Joint Ventures
Industrial	$—	$ —	$101,003,018
Multifamily	—	—	81,140,718
Retail	—	—	54,769,724
Student Housing	—	—	27,115,346
Real Estate Lending
Investments In Non-Affiliated Real Estate Loans
Multifamily	—	—	28,863,432
Long-Term Bonds
Commercial Mortgage-Backed Securities	—	21,184,212	—

Short-Term Investment
Affiliated Mutual Fund	9,394,383	—	—

Total	$9,394,383	$21,184,212	$292,892,238

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Investments In Affiliated Non-Consolidated Joint Ventures	Investments In Non-Affiliated Real Estate Loans
Balance as of 12/31/25	$230,365,714	$28,968,432

See Notes to Consolidated Financial Statements.

PGIM Real Estate Fund Inc. 11

Consolidated Schedule of Investments (unaudited) (continued)

as of June 30, 2026

	Investments In Affiliated Non-Consolidated Joint Ventures	Investments In Non-Affiliated Real Estate Loans
Change in unrealized appreciation (depreciation)	$4,887,405	$(105,000)
Purchase/Exchange/Issuances	28,775,687	—

Balance as of 06/30/26	$264,028,806	$28,863,432

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$4,887,405	$(105,000)

Level 3 investments as presented in the table above are being fair valued using pricing methodologies approved by the Board, which contain unobservable inputs as follows:

Level 3 Investments	Fair Value as of June 30, 2026	Valuation Methodology	Unobservable Inputs	Input	Directional Impact on Fair Value from Input Increase*
Private Real Estate
Affiliated Majority-Owned Subsidiaries
Non-Consolidated Joint Ventures
1011 Buffalo Run Dr.	$6,032,738	Income/Discounted Cash Flow	Discount/Terminal Rate	8.25% / 7.00%	Decrease
1735 Jersey Avenue	34,689,377	Income/Discounted Cash Flow	Discount/Terminal Rate	7.75% / 6.00%	Decrease
2601 4th Avenue East	44,627,109	Income/Discounted Cash Flow	Discount/Terminal Rate	7.50% / 6.50%	Decrease
3730 S. Main St.	15,653,794	Income/Discounted Cash Flow	Discount/Terminal Rate	7.75% / 6.25%	Decrease
Napa Green Apartments	19,938,425	Income/Discounted Cash Flow	Discount/Terminal Rate	7.25% / 6.00%	Decrease
The Ardent	61,202,293	Income/Discounted Cash Flow	Discount/Terminal Rate	7.50% / 6.25%	Decrease
East Gate Marketplace	26,080,714	Income/Discounted Cash Flow	Discount/Terminal Rate	7.50% / 6.50%	Decrease
Monarch Town Center	28,689,010	Income/Discounted Cash Flow	Discount/Terminal Rate	6.25% / 5.50%	Decrease
The Arbor	27,115,346	Market/Transaction-Based	Discount/Premium Factor	0.00%	NA
Investments In Non-Affiliated Real Estate Loans
Capodagli NJ TOD Portfolio Mezzanine Loan	28,863,432	Income/Discounted Cash Flow	Loan-to-Value (LTV)	66.95%	Decrease

	$292,892,238

* Altering one or more unobservable inputs may result in a significant change to a Level 3 investment’s fair value measurement.

See Notes to Consolidated Financial Statements.

Sector Allocation:

The sector allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2026 were as follows:

PRIVATE REAL ESTATE
Affiliated Majority-Owned Subsidiaries
Investments in Non-Consolidated Joint Ventures
Industrial	31.7%
Multifamily	25.5
Retail	17.2
Student Housing	8.5
Real Estate Lending
Investments In Non-Affiliated Real Estate Loans Multifamily	9.1

Long-Term Bonds
Commercial Mortgage-Backed Securities	6.6%
Short-Term Investment
Affiliated Mutual Fund	2.9

94.9
Series A Preferred Stock, at liquidation value	(0.0)*
Liabilities in excess of other assets	(1.5)

100.0%

* Less than 0.05%

See Notes to Consolidated Financial Statements.

PGIM Real Estate Fund Inc. 13

Consolidated Statement of Assets and Liabilities (unaudited)

as of June 30, 2026

Assets
Investments at value:
Affiliated investments (cost $244,686,837)	$273,423,189
Unaffiliated investments (cost $49,963,557)	50,047,644
Receivable for Fund shares sold	217,240
Deferred financing costs	35,629
Interest receivable	32,276
Deposits paid for real estate acquisition	21,127
Prepaid expenses	31,761

Total Assets	323,808,866

Liabilities
Payable for investments purchased	4,000,000
Incentive fee payable	305,646
Management fee payable	207,285
Deferred origination fee payable	192,361
Professional fees payable	92,506
Audit fee payable	76,864
Interest payable	64,763
Custodian and accounting fees payable	53,381
Pricing fees payable	47,607
Accrued expenses and other liabilities	25,358
Affiliated transfer agent fee payable	12,500
Affiliated loan services payable	1,435
Distribution fee payable	59

Total Liabilities	5,079,765

Commitment and Contingencies (Note 3)	—
Series A Preferred Stock (125 shares authorized and issued at $1,000 per share)	125,000

Net Assets applicable to Common Shareholders:	$318,604,101

Net assets were comprised of:
Common stock, at par	$10,446
Paid-in capital in excess of par	279,273,157
Total distributable earnings (loss)	39,320,498
Net assets applicable to Common Shareholders, June 30, 2026	$318,604,101

See Notes to Consolidated Financial Statements.

Class I
Net asset value, offering price and repurchase price per share, ($318,496,970 ÷ 10,442,655 shares of common stock issued and outstanding)	$30.50

Class D
Net asset value, offering price and repurchase price per share, ($34,354 ÷ 1,127 shares of common stock issued and outstanding)	$30.47

Class S
Net asset value, offering price and repurchase price per share, ($33,610 ÷ 1,107 shares of common stock issued and outstanding)	$30.36

Class T
Net asset value and repurchase price per share, ($39,167 ÷ 1,290 shares of common stock issued and outstanding)	$30.35
Maximum sales charges (3.50% of offering price)	1.10

Maximum offering price to public	$31.45

 Net asset value per share may not recalculate due to rounding.

See Notes to Consolidated Financial Statements.

PGIM Real Estate Fund Inc. 15

Consolidated Statement of Operations (unaudited)

Six Months Ended June 30, 2026

Net Investment Income (Loss)

Income
Affiliated dividend income	$5,634,749
Unaffiliated interest income	1,611,721
Other income	23,781

Total income	7,270,251

Expenses
Management fee	1,480,207
Distribution fee(a)	329
Incentive fee	598,656
Professional fees	383,024
Other borrowing fees and expenses	189,177
Transfer agent’s fees and expenses (including affiliated expense of $ 37,500)(a)	142,827
Pricing fees	105,541
Directors’ fees	102,153
Custodian and accounting fees	80,101
Audit fee	76,863
Shareholders’ reports	20,129
Registration fees	6,574
Affiliated loan services expense	2,854
Interest expense	1,813
Miscellaneous	47,843

Total expenses	3,238,091
Less: Expense reimbursement(a)	(227,806)

Net expenses	3,010,285

Net investment income (loss)	4,259,966

Realized And Unrealized Gain (Loss) On Investments
Net change in unrealized appreciation (depreciation) on investments (including affiliated of $ 4,887,405)	4,778,060

Net gain (loss) on investment transactions	4,778,060

Net Increase (Decrease) In Net Assets Resulting From Operations	9,038,026

Distributions for Preferred Shareholders from distributable earnings	(7,412)

Net Increase (Decrease) In Net Assets Applicable to Common Shareholders Resulting From Operations	$9,030,614

(a)	Class specific expenses and waivers were as follows:

	Class I	Class D	Class S	Class T
Distribution fee	—	42	139	148
Transfer agent’s fees and expenses	58,451	28,131	28,160	28,085
Expense reimbursement	(143,404)	(28,140)	(28,168)	(28,094)

See Notes to Consolidated Financial Statements.

Consolidated Statements of Changes in Net Assets (unaudited)

	Six Months Ended June 30, 2026	Year Ended December 31, 2025

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,259,966	$11,003,100
Net change in unrealized appreciation (depreciation) on investments	4,778,060	15,205,676
Distributions for Preferred Shareholders from distributable earnings	(7,412)	(14,947)

Net Increase (Decrease) in net assets applicable to Common Shareholders resulting from operations	9,030,614	26,193,829

Dividends and Distributions applicable to Common Shareholders
Distributions from distributable earnings
Class I	(6,698,591)	(2,018,357)
Class D	(717)	(259)
Class S	(615)	(223)
Class T	(659)	(223)

	(6,700,582)	(2,019,062)

Tax return of capital distributions
Class I	—	(8,790,951)
Class D	—	(1,129)
Class S	—	(973)
Class T	—	(973)

	—	(8,794,026)

Fund share transactions applicable to Common Shareholders
Net proceeds from shares sold	27,967,158	117,524,851
Net asset value of shares issued in reinvestment of dividends and distributions	6,460,414	10,807,401
Cost of shares purchased	(1,243,497)	—

Net increase (decrease) in net assets from Fund share transactions	33,184,075	128,332,252

Total increase (decrease)	35,514,107	143,712,993

Net Assets applicable to Common Shareholders:
Beginning of period	283,089,994	139,377,001

End of period	$318,604,101	$283,089,994

See Notes to Consolidated Financial Statements.

PGIM Real Estate Fund Inc. 17

Consolidated Statement of Cash Flows (unaudited)

For Six Months Ended June 30, 2026

Cash Flows Provided By / (Used For) Operating Activities:
Net increase (decrease) in net assets resulting from operations *	$9,038,026

Adjustments To Reconcile Net Increase (Decrease) In Net Assets Resulting From Operations To Net Cash Provided By / (Used For) Operating Activities:
Purchases of long-term portfolio investments, net of amounts payable	(45,964,806)
Net proceeds (purchases) of short-term portfolio investments	15,343,650
Amortization of premium and accretion of discount on portfolio investments	562
Net change in unrealized (appreciation) depreciation on investments (including affiliated of $4,887,405)	(4,778,060)
(Increase) Decrease In Assets:
Deferred financing costs	81,637
Interest receivable	(32,276)
Deposits paid for real estate acquisition	(21,127)
Prepaid expenses	18,226
Increase (Decrease) In Liabilities:
Incentive fee payable	79,435
Management fee payable	(11,188)
Deferred origination fee payable	(23,781)
Professional fees payable	32,008
Audit fee payable	(78,136)
Interest payable	40,874
Custodian and accounting fees payable	12,961
Pricing fees payable	6,663
Accrued expenses and other liabilities	(15,380)
Affiliated transfer agent fee payable	8,333
Affiliated loan services payable	(1,466)
Distribution fee payable	4

Total adjustments	(35,301,867)

Net cash provided by (used for) operating activities	(26,263,841)

Cash Flows Provided By (Used For) Financing Activities:
Proceeds from Common Stock Fund shares sold, net of amounts receivable	27,754,918
Payment of Fund shares repurchased	(1,243,497)
Net asset value of Common Stock shares issued in reinvestment of dividends and distributions	6,460,414
Cash distributions to Common Shareholders	(6,700,582)
Cash paid on distributions of Series A Preferred Stock from distributable earnings	(7,412)

Net cash provided by (used for) financing activities	26,263,841

Cash and restricted cash at beginning of period	—

Cash And Restricted Cash At End Of Period	$—

Supplemental Disclosure of Cash Flow Information and non-cash activities:
Cash paid during the period for interest expense and other borrowing fees and expenses	$150,116
Issuance of Common Shares in connection with distribution reinvestment plan	$6,460,414

*	Does not include distributions paid to Series A Preferred Stock.

See Notes to Consolidated Financial Statements.

Consolidated Financial Highlights (unaudited)

Class I Shares
	Six Months Ended June 30,		Year Ended December 31,						November 03, 2022(a) through December 31,
	2026		2025		2024		2023		2022
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$30.27		$28.58		$26.86		$24.98		$25.00
Income (loss) from investment operations:
Net investment income (loss)	0.43		1.39		1.46		0.87		(0.02)
Net realized and unrealized gain (loss) on investments	0.48		1.66		1.62		1.27		-
Distributions for Preferred Shareholders from distributable earnings	-	(c)	-	(c)	-	(c)	-		-
Total from investment operations applicable to Common Shareholders	0.91		3.05		3.08		2.14		(0.02)
Less Dividends and Distributions applicable to Common Shareholders:
Dividends from net investment income	(0.68)		(0.25)		(0.73)		(0.17)		-
Tax return of capital distributions	-		(1.11)		(0.63)		(0.09)		-
Total dividends and distributions	(0.68)		(1.36)		(1.36)		(0.26)		-
Net asset value, end of period	$30.50		$30.27		$28.58		$26.86		$24.98
Total Return(d):	3.04%		10.97%		11.78%		8.63%		(0.08)%

Ratios/Supplemental Data:
Net assets applicable to Common Shareholders, end of period (000)	$318,497		$282,991		$139,287		$84,987		$49,909
Average net assets (000)	$298,393		$231,131		$102,038		$60,469		$39,948
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	2.03	%(f)(g)	1.71	%(g)	0.77	%(g)	0.50%		0.50	%(h)
Expenses before waivers and/or expense reimbursement	2.13	%(f)	2.50%		3.25%		3.82	%(i)	3.77	%(h)(j)
Net investment income (loss)	2.88	%(f)	4.76%		5.28%		3.27%		(0.37	)%(h)
Portfolio turnover rate(k)	0%		9%		0%		0%		0%
Series A Preferred Stock (000)	$125		$125		$125		$-		$-
Series A Preferred Stock asset coverage ratio(l)	254,983%		226,572%		111,602%		-%		-%
Series A Preferred Stock asset coverage per $1,000 liquidation value(l)	$2,549,833		$2,265,720		$1,116,016		$-		$-

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Amount rounds to zero.

See Notes to Consolidated Financial Statements.

Consolidated Financial Highlights (unaudited) (continued)

(d)

Total return does not consider the effects of redemption fees or sales charges, if any. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)

Includes interest expense and other borrowing fees and expenses of 0.13%, 0.32% and 0.27% which is being excluded from the Fund’s contractual waiver for the six months ended June 30, 2026 and years ended December 31, 2025 and 2024, respectively.

(h)	Annualized, with the exception of certain non-recurring expenses.
(i)	Includes a non-recurring income tax benefit of 0.06% for the year ended December 31, 2023, which the Manager has recouped from the Fund.
(j)	Includes a non-recurring income tax expense of 0.09% for the period ended December 31, 2022, for which the Manager has reimbursed the Fund.
(k)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(l)	Represents value of net assets plus Series A Preferred Stock, at the end of the period divided by the Series A Preferred Stock, at the end of the period.

See Notes to Consolidated Financial Statements.

Class D Shares
	Six Months Ended June 30,		Year Ended December 31,						November 03, 2022(a) through December 31,
	2026		2025		2024		2023		2022
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$30.24		$28.56		$26.84		$24.97		$25.00
Income (loss) from investment operations:
Net investment income (loss)	0.40		1.38		1.41		0.77		(0.03)
Net realized and unrealized gain (loss) on investments	0.47		1.59		1.60		1.30		-
Distributions for Preferred Shareholders from distributable earnings	-	(c)	-	(c)	-	(c)	-		-
Total from investment operations applicable to Common Shareholders	0.87		2.97		3.01		2.07		(0.03)
Less Dividends and Distributions applicable to Common Shareholders:
Dividends from net investment income	(0.64)		(0.18)		(0.66)		(0.11)		-
Tax return of capital distributions	-		(1.11)		(0.63)		(0.09)		-
Total dividends and distributions	(0.64)		(1.29)		(1.29)		(0.20)		-
Net asset value, end of period	$30.47		$30.24		$28.56		$26.84		$24.97
Total Return(d):	2.92%		10.68%		11.51%		8.35%		(0.12)%

Ratios/Supplemental Data:
Net assets applicable to Common Shareholders, end of period (000)	$34		$33		$30		$27		$25
Average net assets (000)	$34		$31		$28		$26		$25
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	2.28	%(f)	1.87	%(g)	0.99	%(g)	0.75%		0.75	%(h)
Expenses before waivers and/or expense reimbursement	170.21	%(f)	180.87%		135.22%		4.11	%(i)	5.34	%(h)(j)
Net investment income (loss)	2.67	%(f)	4.74%		5.12%		2.94%		(0.74	)%(h)
Portfolio turnover rate(k)	0%		9%		0%		0%		0%
Series A Preferred Stock (000)	$125		$125		$125		$-		$-
Series A Preferred Stock asset coverage ratio(l)	254,983%		226,572%		111,602%		-%		-%
Series A Preferred Stock asset coverage per $1,000 liquidation value(l)	$2,549,833		$2,265,720		$1,116,016		$-		$-

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Amount rounds to zero.
(d)

Total return does not consider the effects of redemption fees or sales charges, if any. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.

See Notes to Consolidated Financial Statements.

Consolidated Financial Highlights (unaudited) (continued)

(g)

Includes interest expense and other borrowing fees and expenses of 0.34% and 0.24% which is being excluded from the Fund’s contractual waiver for the years ended December 31, 2025 and 2024, respectively.

(h)	Annualized, with the exception of certain non-recurring expenses.
(i)	Includes a non-recurring income tax benefit of 0.06% for the year ended December 31, 2023, which the Manager has recouped from the Fund.
(j)	Includes a non-recurring income tax expense of 0.09% for the period ended December 31, 2022, for which the Manager has reimbursed the Fund.
(k)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(l)	Represents value of net assets plus Series A Preferred Stock, at the end of the period divided by the Series A Preferred Stock, at the end of the period.

See Notes to Consolidated Financial Statements.

Class S Shares
	Six Months Ended June 30,		Year Ended December 31,						November 03, 2022(a) through December 31,
	2026		2025		2024		2023		2022
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$30.14		$28.47		$26.77		$24.95		$25.00
Income (loss) from investment operations:
Net investment income (loss)	0.31		1.20		1.24		0.61		(0.05)
Net realized and unrealized gain (loss) on investments	0.47		1.59		1.58		1.30		-
Distributions for Preferred Shareholders from distributable earnings	-	(c)	-	(c)	-	(c)	-		-
Total from investment operations applicable to Common Shareholders	0.78		2.79		2.82		1.91		(0.05)
Less Dividends and Distributions applicable to Common Shareholders:
Dividends from net investment income	(0.56)		(0.01)		(0.49)		-		-
Tax return of capital distributions	-		(1.11)		(0.63)		(0.09)		-
Total dividends and distributions	(0.56)		(1.12)		(1.12)		(0.09)		-
Net asset value, end of period	$30.36		$30.14		$28.47		$26.77		$24.95
Total Return(d):	2.62%		10.05%		10.80%		7.71%		(0.20)%

Ratios/Supplemental Data:
Net assets applicable to Common Shareholders, end of period (000)	$34		$33		$30		$27		$25
Average net assets (000)	$33		$31		$28		$26		$25
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	2.88	%(f)	2.46	%(g)	1.59	%(g)	1.35%		1.35	%(h)
Expenses before waivers and/or expense reimbursement	174.44	%(f)	184.39%		137.14%		4.71	%(i)	5.95	%(h)(j)
Net investment income (loss)	2.06	%(f)	4.15%		4.52%		2.34%		(1.34	)%(h)
Portfolio turnover rate(k)	0%		9%		0%		0%		0%
Series A Preferred Stock (000)	$125		$125		$125		$-		$-
Series A Preferred Stock asset coverage ratio(l)	254,983%		226,572%		111,602%		-%		-%
Series A Preferred Stock asset coverage per $1,000 liquidation value(l)	$2,549,833		$2,265,720		$1,116,016		$-		$-

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Amount rounds to zero.
(d)

Total return does not consider the effects of redemption fees or sales charges, if any. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.

See Notes to Consolidated Financial Statements.

Consolidated Financial Highlights (unaudited) (continued)

(g)

Includes interest expense and other borrowing fees and expenses of 0.33% and 0.24% which is being excluded from the Fund’s contractual waiver for the years ended December 31, 2025 and 2024, respectively.

(h)	Annualized, with the exception of certain non-recurring expenses.
(i)	Includes a non-recurring income tax benefit of 0.06% for the year ended December 31, 2023, which the Manager has recouped from the Fund.
(j)	Includes a non-recurring income tax expense of 0.09% for the period ended December 31, 2022, for which the Manager has reimbursed the Fund.
(k)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(l)	Represents value of net assets plus Series A Preferred Stock, at the end of the period divided by the Series A Preferred Stock, at the end of the period.

See Notes to Consolidated Financial Statements.

Class T Shares
	Six Months Ended June 30,		Year Ended December 31,						November 03, 2022(a) through December 31,
	2026		2025		2024		2023		2022
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$30.14		$28.47		$26.77		$24.95		$25.00
Income (loss) from investment operations:
Net investment income (loss)	0.30		1.20		1.24		0.61		(0.05)
Net realized and unrealized gain (loss) on investments	0.47		1.59		1.58		1.30		-
Distributions for Preferred Shareholders from distributable earnings	-	(c)	-	(c)	-	(c)	-		-
Total from investment operations applicable to Common Shareholders	0.77		2.79		2.82		1.91		(0.05)
Less Dividends and Distributions applicable to Common Shareholders:
Dividends from net investment income	(0.56)		(0.01)		(0.49)		-		-
Tax return of capital distributions	-		(1.11)		(0.63)		(0.09)		-
Total dividends and distributions	(0.56)		(1.12)		(1.12)		(0.09)		-
Net asset value, end of period	$30.35		$30.14		$28.47		$26.77		$24.95
Total Return(d):	2.59%		10.05%		10.80%		7.71%		(0.20)%

Ratios/Supplemental Data:
Net assets applicable to Common Shareholders, end of period (000)	$39		$33		$30		$27		$25
Average net assets (000)	$35		$31		$28		$26		$25
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	2.88	%(f)	2.46	%(g)	1.59	%(g)	1.35%		1.35	%(h)
Expenses before waivers and/or expense reimbursement	164.73	%(f)	184.33%		137.12%		4.71	%(i)	5.95	%(h)(j)
Net investment income (loss)	2.00	%(f)	4.15%		4.52%		2.34%		(1.34	)%(h)
Portfolio turnover rate(k)	0%		9%		0%		0%		0%
Series A Preferred Stock (000)	$125		$125		$125		$-		$-
Series A Preferred Stock asset coverage ratio(l)	254,983%		226,572%		111,602%		-%		-%
Series A Preferred Stock asset coverage per $1,000 liquidation value(l)	$2,549,833		$2,265,720		$1,116,016		$-		$-

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Amount rounds to zero.
(d)

Total return does not consider the effects of redemption fees or sales charges, if any. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.

See Notes to Consolidated Financial Statements.

Consolidated Financial Highlights (unaudited) (continued)

(g)

Includes interest expense and other borrowing fees and expenses of 0.33% and 0.24% which is being excluded from the Fund’s contractual waiver for the years ended December 31, 2025 and 2024, respectively.

(h)	Annualized, with the exception of certain non-recurring expenses.
(i)	Includes a non-recurring income tax benefit of 0.06% for the year ended December 31, 2023, which the Manager has recouped from the Fund.
(j)	Includes a non-recurring income tax expense of 0.09% for the period ended December 31, 2022, for which the Manager has reimbursed the Fund.
(k)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(l)	Represents value of net assets plus Series A Preferred Stock, at the end of the period divided by the Series A Preferred Stock, at the end of the period.

See Notes to Consolidated Financial Statements.

Notes to Consolidated Financial Statements (unaudited)

1.	Organization

PGIM Real Estate Fund Inc. (the “Fund”) (formerly, PGIM Private Real Estate Fund, Inc.) is a non-diversified, closed-end management investment company with a limited operating history registered under the Investment Company Act of 1940, as amended (“1940 Act”), and is operated as an “interval fund.” The Fund has elected and has qualified, and intends to continue to qualify annually, as a real estate investment trust (“REIT”) for U.S. federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund is organized as a Maryland Corporation. The Fund expects to invest primarily in private real estate, which includes investments in property, equity investments in real estate or real estate related companies and debt investments backed by real estate or real estate related companies acquired from private issuers or in private transactions. The Fund owns and plans to continue to own all or substantially all of its property investments through its wholly-owned operating partnership. The Fund’s property investments in each primary strategy are expected to be structured through privately-owned operating entities or private real estate operating companies which own and operate whole or partial interests in real properties. The Fund directly or through its subsidiaries may also enter into joint ventures with third parties to make investments. The Fund or its subsidiaries may also make investments in partnerships or other co-ownership arrangements or participations arrangements with other investors, including affiliates, to acquire properties.

Effective April 30, 2026, the Fund began operating as an interval fund. In connection with this change, the Fund changed its 80% investment policy and its fund name to PGIM Real Estate Fund Inc.

The financial statements of the Fund are consolidated with its wholly-owned operating partnership and all intercompany transactions have been eliminated in consolidation. For the period ended June 30, 2026, the Fund’s investments were non-consolidated joint ventures, where the Fund does not maintain primary control.

The investment objectives of the Fund are to provide current income and long-term capital appreciation.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its consolidated financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its consolidated financial statements.

PGIM Real Estate Fund Inc. 27

Notes to Consolidated Financial Statements (unaudited) (continued)

The Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 exclusively impacted financial statement disclosures only and did not affect the Fund’s financial position or performance. The intent of ASU 2023-07 is, through improved segment disclosures, to enable investors to better understand an entity’s overall performance. The officers of the Fund, as listed in the Fund’s Statement of Additional Information, act as the Fund’s chief operating decision maker (“CODM”). The CODM has determined that the Fund has a single operating segment as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its respective prospectus, based on a defined investment strategy which is executed by the Fund’s subadviser.

The CODM allocates resources and assesses performance based on the operating results of the Fund, which is consistent with the results presented in the Fund’s Consolidated Schedule of Investments, Statement of Changes in Net Assets, Statement of Cash Flows and Financial Highlights.

Private Real Estate Valuation: Investments in newly acquired properties are initially valued at cost. Generally, each property is then valued by an independent third-party appraisal firm on an annual basis at a minimum which typically includes a market analysis, cost approach, sales comparison approach and direct capitalization method. Upon conclusion of the appraisal, limited scope valuations are performed on a continuous basis. Such fair values are typically determined by utilizing the income approach and discounted cash flow methodology. The income approach is the primary approach used to estimate an income stream for a property and discount this income into a present value at a risk adjusted rate. Yield rates and growth assumptions utilized in this approach are derived from market transactions as well as other financial and industry data. The discount rate and terminal capitalization rate are significant inputs to these valuations. Many factors are also considered in the determination of fair value including, but not limited to, the operating cash flows and financial performance of the properties, property types and geographic locations, the physical condition of the asset, prevailing market capitalization rates, prevailing market discount rates, general economic conditions, and any specific rights or terms associated with the investment.

The Fund has invested in or originated privately sourced debt and preferred equity interests that offer current income secured or backed by high quality real estate in the form of mezzanine debt and preferred equity. The investments typically depend on the generation of cash flows, such as mortgage interest and rental and lease payments. Changes in broad market and economic conditions such as prevailing interest rates, as well as property specific delinquencies, fluctuations in underlying property values, and lease defaults may all impact the valuation of these investments. The Fund will generally determine the initial value based on the acquisition price of such investment if acquired by the Fund or the par value of such investment if originated by the Fund. The fair values of private real estate debt investments are evaluated using a discounted cash flow model by discounting the future contractual cash flows to the present value using a current market interest rate. The significant unobservable inputs used in the fair value measurement of the Fund’s investment in real estate debt include but are not limited to certain credit spreads and the loan-to-value (LTV) ratios.

Investments in non-consolidated joint ventures are stated at fair value. The Fund’s ownership interests are valued based on the Fund’s ownership interest in the underlying entities and the fair value of the underlying real estate. Any other factors such as ownership percentage, ownership rights, buy/sell agreements, distribution provisions, and capital call obligations are also considered. Upon the disposition of all investments in joint ventures by an investee entity, the Fund will continue to state its equity in the remaining net assets of the investee entity during the wind down period, if any, that occurs prior to the dissolution of the investee entity.

Securities and Other Assets Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, such as the type of investment. The Fund’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination. Pursuant to the Board’s delegation, the Valuation Designee has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent valuation agent services. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement. The Fund’s real property investments’ fair valuations are classified as Level 3 in the fair value hierarchy.

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

PGIM Real Estate Fund Inc. 29

Notes to Consolidated Financial Statements (unaudited) (continued)

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Consolidated Statements of Operations.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Mortgage-Backed and Asset-Backed Securities: Mortgage-backed securities are pass-through securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities may be classified as pass-through certificates or collateralized obligations, such as collateralized bond obligations, collateralized loan obligations and other similarly structured securities. The value of mortgage-backed and asset-backed securities varies with changes in interest rates and may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities.

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (“IO”) and principal (“PO”) distributions on a pool of mortgage assets. Payments received for IOs are included in interest income on the Consolidated Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Consolidated Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The Fund is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Consolidated Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Consolidated Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

PGIM Real Estate Fund Inc. 31

Notes to Consolidated Financial Statements (unaudited) (continued)

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on Consolidated financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Investment Transactions and Net Investment Income: Investment transactions are recorded on any of the following: the trade date, the date the Fund obtains a right to the investment, the date the Fund is eligible to collect proceeds from the sale, or the date the Fund incurs an obligation to the price of the investment purchased. Rental income, including tenant reimbursements and recovery charges, earned from real estate investments is recognized on an accrual basis in accordance with the terms of the underlying lease agreement. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event. Origination fees received in connection with mezzanine debt investments are deferred and recognized as income over the life of the respective investment. Operating expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Financing costs related to the Fund’s credit agreements are recorded as a deferred charge and amortized through the maturity date of the respective credit agreement. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers may include distribution fees, shareholder servicing fees, transfer agent’s fees and expenses, and fee waivers and/or expense reimbursements, as applicable.

Taxes: The Fund has elected and has qualified, and intends to continue to qualify annually, as a REIT for U.S. federal income tax purposes under the Code. The Fund generally will be permitted to deduct dividends paid to the holders of common stock (“Common Shareholders”) and holders of Series A Cumulative Preferred Stock (“Preferred Shareholders” and, together with Common Shareholders, the “shareholders”) and, as a result, generally will not be subject to U.S. federal income tax on that portion of the Fund’s ordinary income and net capital gain that the Fund annually distributes to its shareholders, as long as the Fund meets certain minimum distribution requirements.

Dividends and Distributions: The Fund intends to make distributions to shareholders on a regular basis as necessary to avoid material U.S. federal income tax, and to comply with the REIT distributions requirements. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events. In conjunction with its election and qualification as a REIT, the Fund makes distributions on a regular basis as necessary to avoid material U.S. federal income tax.

Expected Distribution Schedule to Shareholders*	Frequency

Net Investment Income	Monthly

Short-Term Capital Gains	Annually

Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Distributions to Preferred Shareholders, if any, are accrued daily and paid semi-annually and are determined as described in Note 8. For tax purposes, the payments made to Preferred Shareholders are treated as dividends or distributions.

Estimates: The preparation of consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates.

3.	Agreements

The Fund has entered into a management agreement (the “Management Agreement”) with the Manager pursuant to which the Manager has responsibility for all investment advisory

PGIM Real Estate Fund Inc. 33

Notes to Consolidated Financial Statements (unaudited) (continued)

services, including supervision of the subadviser’s performance of such services, and for rendering administrative services.

The Manager has entered into a subadvisory agreement (the “Subadvisory Agreement”) with PGIM, Inc. (the “Subadviser” or “PGIM”) primarily through the PGIM Real Estate investment group (“PGIM Real Estate”) and the PGIM Credit investment group (“PGIM Credit”). PGIM Real Estate, a manager of public and private real estate investing, is an investment group of PGIM. PGIM Credit is the public and private fixed income investment group of PGIM. The Manager pays for the services of the Subadviser.

Fees payable under the Management Agreement are computed daily and paid monthly. For the reporting period ended June 30, 2026, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements

1.00% of average daily net assets	1.00%

Pursuant to the Management Agreement, an Incentive Fee (the “Incentive Fee”) is calculated and payable quarterly in arrears in an amount equal to 10.00% of the Fund’s Portfolio Operating Income for the immediately preceding quarter. No incentive fee on Portfolio Operating Income will be payable in any calendar quarter in which the Fund did not achieve a 5% total return over the trailing 12-month period.

“Portfolio Operating Income” means (1) the Fund’s share of Net Operating Income from the Fund’s real estate equity investments; plus (2) the Fund’s net investment income (or loss) (i.e., net of fund level expenses) from debt, preferred equity investments and traded real estate-related securities; minus (3) the Fund’s expenses (excluding the Incentive Fee and distribution and servicing fees).

“Net Operating Income” means operating revenue net of operating expenses (inclusive of interest on investment level debt) for the Fund’s operating entities that invest in real estate and excludes (i) gains or losses from sales of depreciable real property, (ii) impairment write-downs on depreciable real property, (iii) real estate-related depreciation and amortization for each real estate operating venture and (iv) adjustments for recognizing straight line rent.

“Total Return” for any 12-month period shall equal the sum of: (i) all distributions accrued or paid (without duplication) on the Fund’s common stock (“Common Stock”) since the beginning of the applicable 12-month period plus (ii) the change in aggregate NAV of such Common Stock since the beginning of the year, before giving effect to (x) changes resulting solely from the proceeds of issuances of Common Stock, (y) any allocation/accrual to the performance participation interest and (z) applicable distribution and servicing fee expenses.

The Manager has agreed to waive its fees and/or reimburse expenses of the Fund so that the Fund’s Specified Expenses will not exceed 0.50% of net assets (annualized) through August 15, 2028. The Fund has agreed to repay these amounts, when and if requested by the Manager, but only if and to the extent that Specified Expenses are less than 0.50% of net assets (annualized) (or, if a lower expense limit is then in effect, such lower limit) within three years. As of June 30, 2026, under the Expense Limitation and Reimbursement Agreement, the amounts eligible for potential recoupment with respective expiration dates are as follows:

Expiration Date	Recoupment Amount

December 31, 2026	$ 765,244

December 31, 2027	1,160,992

December 31, 2028	717,889

December 31, 2029	227,806

Total fee waivers/expense reimbursements subject to recapture	$2,871,931

“Specified Expenses” includes all expenses incurred in the business of the Fund, including organizational and offering costs (other than Initial Organization and Offering Costs), with the following exceptions: (i) the Management Fee, (ii) the Incentive Fee, (iii) the Servicing Fee, (iv) the Distribution Fee, (v) property level expenses,(vi) brokerage costs or other investment-related out-of-pocket expenses, including with respect to unconsummated investments,(vii) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (viii) taxes, and (ix) extraordinary expenses (as determined in the sole discretion of the Manager).

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class I, Class D, Class S, and Class T shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class D, Class S, and Class T shares pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution and servicing related activities at an annual rate based on average daily net assets per class. The distribution and servicing fees are accrued daily and payable monthly.

The Fund’s annual gross and net distribution and servicing rates, where applicable, are as follows:

Class	Gross Distribution and Servicing Fee	Net Distribution and Servicing Fee

I	N/A%	N/A%

PGIM Real Estate Fund Inc. 35

Notes to Consolidated Financial Statements (unaudited) (continued)

Class	Gross Distribution and Servicing Fee	Net Distribution and Servicing Fee

D	0.25%	0.25%

S	0.85	0.85

T	0.85	0.85

For the reporting period ended June 30, 2026, PIMS did not receive any front-end sales charges resulting from sales of Class T shares, contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders, or early redemption fees resulting from redemptions of certain share classes.

PGIM Investments, PGIM Inc., and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Consolidated Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

PGIM Real Estate Loan Services (“PGIM RELS”), the affiliated loan servicer of PGIM Real Estate, serves as the Fund’s loan servicing agent. Servicing obligations would generally consist of collecting, or arranging for the collection of, interest payments and, when applicable, enforcing the Fund’s rights under the loan documentation. The Fund accrues and pays an annual fee for such loan servicing which is presented on the Consolidated Statement of Operations as Affiliated Loan Services Expense.

The Fund may invest its overnight sweep cash in the PGIM Core Government Money Market Fund (the “Core Government Fund”), a series of the Prudential Government Money Market Fund, Inc., registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Government Fund. In addition to the realized and unrealized gains on investments in the Core Government Fund, earnings from such investments are disclosed on the Consolidated Statement of Operations as “Affiliated dividend income”.

5. Transactions with Affiliated Companies

As defined by the 1940 Act, an “affiliated company” of the Fund is one in which the Fund owns 5% or more of such company’s outstanding voting securities. The following companies were considered affiliated companies for all or some portion of the period ended June 30, 2026. The following transactions were effected in such companies for the period ended June 30, 2026.

Value, Beginning of Period	Cost of Purchases	Proceeds from Sales**	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Period	Dividend Income

Affiliated Majority-Owned Subsidiaries

Investments in Non-Consolidated Joint Ventures - Industrial(wc)

1011 Buffalo Run Dr., Missouri City, Texas

$ 5,886,035	$—	$—	$146,703	$—	$6,032,738	$194,940

1735 Jersey Avenue, North Brunswick, New Jersey

33,303,246	524,999	—	861,132	—	34,689,377	864,500

2601 4th Avenue East, Shakopee, Minnesota

42,158,931	—	—	2,468,178	—	44,627,109	544,137

3730 S. Main St., Pearland, Texas

15,310,169	—	—	343,625	—	15,653,794	445,740

$96,658,381	$524,999	$—	$3,819,638	$—	$101,003,018	$2,049,317

Affiliated Majority-Owned Subsidiaries

Investments in Non-Consolidated Joint Ventures - Multifamily(wc)

Napa Green Apartments, Napa, California

19,043,512	551,718	—	343,195	—	19,938,425	193,287

The Ardent, Mill Creek, Washington

60,508,348	—	—	693,945	—	61,202,293	1,485,031

$79,551,860	$551,718	$—	$1,037,140	$—	$81,140,718	$1,678,318

Affiliated Majority-Owned Subsidiaries

Investments in Non-Consolidated Joint Ventures - Retail(wc)

East Gate Marketplace, Chantilly, Virginia

26,079,846	—	—	868	—	26,080,714	729,630

Monarch Town Center, Miramar, Florida

28,075,627	—	—	613,383	—	28,689,010	709,200

$54,155,473	$—	$—	$614,251	$—	$54,769,724	$1,438,830

Affiliated Majority-Owned Subsidiaries

Investments in Non-Consolidated Joint Ventures - Student Housing(wc)

The Arbor, Bronx, New York

—	27,698,970	—	(583,624)	—	27,115,346	—

**	Amounts may include return of capital distributions.
(wc)	Represents an investment affiliated with the Manager.

PGIM Real Estate Fund Inc. 37

Notes to Consolidated Financial Statements (unaudited) (continued)

6.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended June 30, 2026, were as follows:

Cost of Purchases	Proceeds from Sales

$49,964,806	$—

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the reporting period ended June 30, 2026, is presented as follows:

Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Period	Shares, End of Period	Income	Capital Gain Distributions

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund (7-day effective yield 3.793%)(wc)

$24,738,033	$54,651,511	$69,995,161	$—	$—	$9,394,383	9,394,383	$468,284	$—

(wc)	Represents an investment affiliated with the Manager.

7.	Tax Information

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation (depreciation) as of June 30, 2026 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$282,451,342	$41,487,145	$(592,654)	$40,894,491

The GAAP basis may differ from tax basis due to certain tax-related adjustments.

8.	Capital and Ownership

The Fund offers Class I, Class D, Class S, and Class T shares. Class T shares are sold with a maximum front-end sales charge of 3.50%. Class I Shares, Class D Shares, and Class S Shares are not subject to a sales load. Shares redeemed prior to 12 months from the date of issue are subject to a 2% early redemption fee. The redemption fee is accounted for as an addition to paid-in capital.

The Fund is authorized to issue 1,000,000,000 shares of capital stock, $0.001 par value per share. The shares are further classified and designated as follows:

Class	Number of Shares

I	550,000,000

D	100,000,000

S	100,000,000

T	250,000,000

As of June 30, 2026, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned substantially all of the outstanding shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares

I	9,789,386	93.8%

D	1,127	100.0

S	1,107	100.0

T	1,107	85.8

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares

Affiliated	2	93.7%

Unaffiliated	—	—

Transactions in shares of common stock were as follows:

Share Class	Shares	Amount

Class I

Six months ended June 30, 2026:

Shares sold	920,661	$27,961,665

Shares issued in reinvestment of dividends and distributions	213,153	6,458,423

Shares purchased	(41,042)	(1,243,497)

Net increase (decrease) in shares outstanding	1,092,772	$33,176,591

Year ended December 31, 2025:

Shares sold	4,105,181	$117,524,851

Shares issued in reinvestment of dividends and distributions	370,842	10,803,621

Net increase (decrease) in shares outstanding	4,476,023	$128,328,472

Class D

Six months ended June 30, 2026:

Shares issued in reinvestment of dividends and distributions	23	$717

Net increase (decrease) in shares outstanding	23	$717

Year ended December 31, 2025:

PGIM Real Estate Fund Inc. 39

Notes to Consolidated Financial Statements (unaudited) (continued)

Share Class	Shares	Amount

Shares issued in reinvestment of dividends and distributions	48	$1,388

Net increase (decrease) in shares outstanding	48	$1,388

Class S

Six months ended June 30, 2026:

Shares issued in reinvestment of dividends and distributions	20	$615

Net increase (decrease) in shares outstanding	20	$615

Year ended December 31, 2025:

Shares issued in reinvestment of dividends and distributions	42	$1,196

Net increase (decrease) in shares outstanding	42	$1,196

Class T

Six months ended June 30, 2026:

Shares sold	181	$5,493

Shares issued in reinvestment of dividends and distributions	22	659

Net increase (decrease) in shares outstanding	203	$6,152

Year ended December 31, 2025:

Shares issued in reinvestment of dividends and distributions	42	$1,196

Net increase (decrease) in shares outstanding	42	$1,196

9.	Series A Cumulative Preferred Stock

On January 17, 2024, the Fund issued 125 shares of Series A Cumulative Preferred Stock, with a liquidation preference of $1,000 per share plus any accrued and unpaid dividends and, if such redemption occurred on or prior to December 31, 2025, a $100 per share redemption premium (the “Liquidation Preference”). The Preferred Stock dividends are cumulative at a rate of 12.00% per annum and are redeemable under certain conditions by the Fund.

10.	Repurchases

The Fund is an interval fund, a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Common Stock at NAV, reduced by any applicable redemption fee. Subject to applicable law and approval of the Board, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Common Stock at NAV on the repurchase request deadline at the net asset value per share of Common Stock as of the repurchase pricing date. In the event a repurchase offer is oversubscribed, the Fund may accept for purchase additional outstanding shares of Common Stock representing up to 2.0% of the aggregate NAV of its outstanding Common Stock, without amending or extending the repurchase offer. Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) will be sent to shareholders at least 21 days before the repurchase request deadline (i.e., the date by which shareholders can tender their Common Stock in response to a repurchase offer) (the “Repurchase Request Deadline”).

A 2.0% early redemption fee payable to the Fund will be charged with respect to the repurchase of a shareholder’s Common Stock at any time prior to the day immediately preceding the one-year anniversary of a shareholder’s purchase of the Common Stock (on a “first in-first out” basis).

The Fund commenced operations as an interval fund on April 30, 2026. Prior to April 30, 2026, the Fund conducted quarterly tender offers for up to 5.0% of the aggregate NAV of its outstanding Common Stock at the applicable NAV per share as of the applicable valuation date, in the sole discretion of the Board.

The results of the repurchase offers and tender offers are as follows:

Commencement Date	Deadline Date/ Pricing Date	Total Shares Repurchased	Total Amount Repurchased	Percentage of Outstanding Shares Repurchased

March 27, 2025	April 24, 2025	—	$ —	—%

June 27, 2025	July 25, 2025	—	—	—

September 29, 2025	October 28, 2025	—	—	—

December 29, 2025	January 28, 2026	—	—	—

March 27, 2026	April 24, 2026	41,042	1,243,497	0.42

June 29, 2026	July 28, 2026	21,391	652,425	0.20

11.	Borrowings

On September 18, 2024, the Fund entered into a Revolving Facility (the “Credit Agreement”) with Standard Chartered Bank that allows the Fund to borrow up to an aggregate amount of $100,000,000, with increases in commitments up to an agreement amount of $150,000,000 with subsequent credit approval, all subject to availability under the borrowing base and restrictions imposed on borrowings under the 1940 Act. In addition, pursuant to the terms of the Credit Agreement and included within the stated commitment amounts, the Fund is also able to draw letters of credit up to an aggregate amount of $15,000,000. The initial maturity date of the Credit Agreement is September 18, 2026, with an option to extend the maturity date under certain circumstances. The Fund pays a commitment fee on the unused portion of the loan commitment amount at an annual rate of 0.20%. The interest on the loan and any letters of credit issued is calculated at variable rates based on 1 month Term SOFR, plus any applicable margin. The Credit Agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances and engage in certain transactions,

PGIM Real Estate Fund Inc. 41

Notes to Consolidated Financial Statements (unaudited) (continued)

including mergers and consolidations. As of June 30, 2026, the Fund was in compliance with all of the Credit Agreement’s covenants.

As of June 30, 2026, the Fund did not have any borrowings outstanding in connection with the Credit Agreement. The Fund did not utilize the credit facility during the period ended June 30, 2026.

As of June 30, 2026, the Fund had $1,700,000 of outstanding letters of credit under the Credit Agreement. No amounts had been drawn under these letters of credit as of that date, and accordingly, no related liability was recorded on the Consolidated Statement of Assets and Liabilities. Fees incurred in connection with the outstanding letters of credit are included in interest expense on the Consolidated Statement of Operations.

12.	Investments in Non-consolidated Joint Ventures

In accordance with requirements under Regulation S-X Rules 3-09 and 4-08(g), the Fund considers its non-consolidated joint venture subsidiaries to be significant subsidiaries under the rules. Below is a summary of financial information as of June 30, 2026, which is prepared in accordance with GAAP using historical cost basis to present the Fund’s investments in non-consolidated joint ventures, as required by Rule 4-08(g). The Fund investments in non-consolidated joint ventures are stated at fair value, consistent with investment company accounting under GAAP (ASC 946). As a result, the amounts reported below using historical cost may differ from the fair value amounts presented elsewhere in the Fund’s financial statements.

	The Ardent	The Arbor	2601 4th Avenue East

Balance Sheet:

Assets:

Real estate, at cost $610,647,411	$175,000,000	$67,170,616	$106,000,000

Cash	1,024,683	68,882	1,265,913

Other current assets	1,751,053	272,705	59,666

Total assets	177,775,736	67,512,203	107,325,579

Liabilities and equity:

Mortgage notes payable, net	107,653,000	39,500,000	60,300,000

Accrued expenses and accounts payable	1,043,443	583,600	517,881

Tenant security deposits	329,849	—	—

Other liabilities	6,327	—	—

Total liabilities	109,032,619	40,083,600	60,817,881

Equity	68,743,117	27,428,603	46,507,698

Total liabilities and equity	177,775,736	67,512,203	107,325,579

Income Statements:

Revenue	6,838,059	637,634	5,248,766

	The Ardent	The Arbor	2601 4th Avenue East

Expenses	$5,188,290	$1,228,001	$4,075,565

Unrealized gain (loss) - real estate	273,400	—	2,000,000

Net income (loss)	$1,923,169	$(590,367)	$3,173,201

	1011 Buffalo Run	1735 Jersey Avenue	3730 S. Main Street

Balance Sheet:

Assets:

Real estate	$16,030,000	$80,000,000	$36,600,000

Cash	115,599	197,212	106,901

Other current assets	6,976	3,607,675	200,562

Other non-current assets	—	—	787,673

Total assets	16,152,575	83,804,887	37,695,136

Liabilities and equity:

Mortgage notes payable, net	9,348,269	45,100,000	20,651,731

Accrued expenses and accounts payable	69,583	609,340	117,012

Tenant security deposits	87,186	1,406,476	—

Other liabilities	124,358	—	—

Total liabilities	9,629,396	47,115,816	20,768,743

Equity	6,523,179	36,689,071	16,926,393

Total liabilities and equity	16,152,575	83,804,887	37,695,136

Income Statements:

Revenue	523,381	3,237,602	1,193,517

Expenses	348,300	2,333,430	723,492

Unrealized gain (loss) - real estate	200,000	960,939	400,000

Net income	$375,081	$1,865,111	$870,025

	Napa Green Apartments	East Gate Marketplace	Monarch Town Center	Total

Balance Sheet:

Assets:

Real estate	$50,500,000	$52,000,000	$62,500,000	$645,800,616

Cash	1,099,679	327,579	924,970	5,131,418

Other current assets	389,100	305,572	602,413	7,195,722

Other non-current assets	—	—	—	787,673

Total assets	51,988,779	52,633,151	64,027,383	658,915,429

Liabilities and equity:

Mortgage notes payable, net	29,250,000	25,626,600	33,500,000	370,929,600

Note payable, net	—	—	—	—

Accrued expenses and accounts payable	360,417	422,384	1,247,650	4,971,310

Tenant security deposits	207,186	136,674	153,834	2,321,205

Other liabilities	16,820	—	—	147,505

Total liabilities	29,834,423	26,185,658	34,901,484	378,369,620

Equity	22,154,356	26,447,493	29,125,899	280,545,809

Total liabilities and equity	51,988,779	52,633,151	64,027,383	658,915,429

Income Statements:

Revenue	2,144,791	2,131,918	2,658,383	24,614,051

Expenses	1,856,991	1,365,941	1,915,659	19,035,669

PGIM Real Estate Fund Inc. 43

Notes to Consolidated Financial Statements (unaudited) (continued)

	Napa Green Apartments	East Gate Marketplace	Monarch Town Center	Total

Unrealized gain (loss) - real estate	$308,318	$(45,823)	$600,000	$4,696,834

Net income	$596,118	$720,154	$1,342,724	$10,275,216

13.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Limited History of Operations: The Fund is a non-diversified, closed-end management investment company with limited history of operations or public trading and is subject to all of the business risks and uncertainties associated with any new business. As a result, prospective investors have limited track record or history on which to base their investment decision.

Geopolitical Climate Risk: U.S. and global markets are experiencing volatility and disruption following the geopolitical instability resulting from the ongoing Russia-Ukraine conflict, recent escalation of conflict in the Middle East and Southwest Asia and continued political and social unrest in various countries, such as Venezuela and Mexico, which have led, and will continue to lead to disruptions in local, regional, national, and global markets and economies. Most recently, on February 28, 2026, the United States and Israel launched a major assault on Iran, triggering Iranian retaliation across the Gulf, including attacks against targets in Qatar, the United Arab Emirates (UAE), Kuwait, Bahrain and Saudi Arabia. An escalation in this or other global conflicts may have a material adverse impact on the Fund, its portfolio companies and the market generally, including as a result of intense regional and global military and/or economic retaliation, major maritime disruptions in the Strait of Hormuz, and large-scale cyber warfare.

The extent and duration of the ongoing conflicts, and the resulting measures that have been taken, and could be taken in the future, by NATO, the U.S., the United Kingdom, the European Union, Israel and its neighboring states and other countries have created global security concerns that could have a lasting impact on regional and global economies. Although the length and impact of the ongoing conflicts are highly unpredictable, they could lead to market disruptions, including significant volatility in commodity prices, credit and capital markets, as well as supply chain interruptions and increased cyber-attacks against U.S. companies. Additionally, any sanctions and related market disruptions are impossible to predict, but could adversely affect the global economy and financial markets, particularly if current or new sanctions continue for an extended period of time, and could lead to instability, lack of liquidity in capital markets and price volatility. Any such disruptions may also have the effect of heightening many of the other risks described in this section. If these disruptions or other matters of global concern continue for an extensive period of time, to the extent that we, our portfolio companies, third party service providers, investors, or related customer bases have material operations or assets in such conflict zones, they may be materially adversely affected.

Real Estate Investment Risk: The Fund’s investments are subject to the risks typically associated with real estate, including but not limited to:

●

local, state, national or international economic conditions, including market disruptions caused by regional concerns, political upheaval, and military conflicts, sovereign debt crises and other factors;

●	lack of liquidity inherent in the nature of the asset;

●	reliance on tenants/operators/managers to operate their businesses in a sufficient manner and in compliance with their contractual arrangements with the Fund;

●	ability and cost to replace a tenant/operator/manager upon default;

●	property management decisions;

●	property location and conditions;

●	property operating costs, including insurance premiums, real estate taxes and maintenance costs;

●	competition from comparable properties;

●	the occupancy rate of, and the rental rates charged at, the properties;

●	leasing market activity;

●	the ability to collect on a timely basis all rent;

●	the effects of any bankruptcies or insolvencies;

●	changes in interest rates and in the availability, cost and terms of mortgage financing;

●	changes in governmental rules, regulations and fiscal policies;

●	cost of compliance with applicable federal, state, and local laws and regulations;

●	acts of nature, including earthquakes, hurricanes and other natural disasters;

●	climate change and regulations intended to control its impact;

PGIM Real Estate Fund Inc. 45

Notes to Consolidated Financial Statements (unaudited) (continued)

●	the potential for uninsured or underinsured property losses;

●	other factors beyond the Fund’s control.

Commercial Real Estate Industry Risk: The Fund’s business and operations are dependent on the commercial real estate industry generally, which in turn is dependent upon broad economic conditions. Challenging economic and financial market conditions may cause the Fund to experience an increase in the number of commercial real estate investments that result in losses, including delinquencies, non-performing assets and a decrease in the value of the property or, in the case of traded real estate-related securities, collateral which secures its investments, all of which could adversely affect the Fund’s results of operations.

Illiquid Investment Risk: To the extent consistent with the applicable liquidity requirements for interval funds under Rule 23c-3 of the Investment Company Act, the Fund may invest without limit in illiquid securities. The Fund generally considers “illiquid securities” to be securities that cannot be sold within seven days in the ordinary course of business at approximately the value used by the Fund in determining its NAV. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell the securities if they were more widely traded and, as a result of that illiquidity, the Fund may have to sell such securities at a loss or sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. The Fund may invest in privately-held companies, below-investment-grade instruments (“junk” bonds), securities which are at risk of default as to the repayment of principal and/or interest at the time of acquisition by the fund or are rated in the lower rating categories or are unrated, which may be difficult to value and may be illiquid. The Fund may also invest in securities that have not been registered for public sale in the U.S. or relevant non-U.S. jurisdictions, including, without limitation, securities eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Rule 144A permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the Securities Act. Rule 144A securities may be deemed illiquid, although the Fund may determine that certain Rule 144A securities are liquid.

Inflation Risk: Globally, inflation and rapid fluctuations in inflation rates have in the past had negative effects on economies and financial markets, particularly in emerging economies, and may do so in the future. Wages and prices of inputs increase during periods of inflation, which can negatively impact returns on investments. In an attempt to stabilize inflation, governments may impose wage and price controls, or otherwise intervene in the economy. Governmental efforts to curb inflation often have negative effects on levels of economic activity.

In the United States, inflation has accelerated in recent years as a result of global supply chain disruptions, a rise in energy prices, strong consumer spending, and other factors. Inflationary pressures have increased the costs of labor, energy, and raw materials, and have adversely affected consumer spending, economic growth, and the operations of companies in the U.S. and globally, and have resulted in a tightening of monetary policy by the U.S. Federal Reserve. Inflation may continue in the near to medium-term, particularly in the U.S., with the possibility that monetary policy may tighten further in response. Inflation may have an adverse impact on the Fund’s returns.

Continued inflation could have an adverse impact on the Fund’s borrowings and general and administrative expenses of the Fund, as these costs could increase at a rate higher than the Fund’s rental and other revenue. Inflation could also have an adverse effect on consumer spending, which could impact the Fund’s potential tenants’ revenues and, in turn, their ability to pay rent. In addition, leases that have a long-term duration or that include renewal options that specify a maximum rate increase may result in below-market lease rates over time, if the Fund does not accurately estimate inflation or market lease rates. If subject to below-market lease rates on a significant number of properties pursuant to long-term leases, and operating and other expenses are increasing faster than anticipated, then the Fund’s business, financial condition, results of operations, cash flows and ability to satisfy debt service obligations or pay distributions on Common Stock could be materially adversely affected.

Liquidity Risk: In order to provide liquidity to stockholders, the Fund is structured as an “interval fund” and conducts periodic repurchase offers for a portion of its outstanding Common Stock, as described herein. The Fund is designed primarily for long-term investors and an investment in the Common Stock should be considered illiquid. The Common Stock are not currently listed for trading on any securities exchange. There is currently no public market for the Common Stock and none is expected to develop. Although the Fund may offer to repurchase Common Stock from stockholders, no assurance can be given that these repurchases will occur as scheduled or at all.

Mezzanine Loans Risk: The Fund may invest in mezzanine loans that take the form of subordinated loans secured by a pledge of the ownership interests of either the entity owning the real property or the entity that owns the interest in the entity owning the real property. These types of investments involve a higher degree of risk than first mortgage loans secured by income producing real property because the investment may become unsecured as a result of foreclosure by the senior lender. As a result, the Fund may not recover some or all of its investment.

Non-Diversification Risk: The Fund is “non-diversified,” which means that the Fund may invest a significant portion of its assets in the securities of a smaller number of issuers than a diversified fund. A fund that invests in a relatively smaller number of issuers is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund might be. Some of those issuers also may present substantial credit or other risks. Similarly, the Fund may be subject to increased economic, business or

PGIM Real Estate Fund Inc. 47

Notes to Consolidated Financial Statements (unaudited) (continued)

political risk to the extent that it invests a substantial portion of its assets in a particular currency, in a group of related industries, in a particular issuer, in the bonds of similar projects or in a narrowly defined geographic area outside the United States.

Real Estate Joint Venture Risk: The Fund may enter into real estate joint ventures with third parties to make investments. The Fund may also make investments in partnerships or other co-ownership arrangements or participations. Such investments may involve risks not otherwise present with other methods of investment, including, for instance, the following risks and conflicts of interest:

●	the real estate joint venture partner in an investment could become insolvent or bankrupt;

●

the joint venture partner will typically have day-to-day control over the investment, and the Fund’s rights regarding certain major decisions affecting the ownership of the real estate joint venture and the joint venture property will typically be limited;

●	the real estate joint venture partner may at any time have economic or business interests or goals that are or that become in conflict with the Fund’s business interests or goals;

●	the real estate joint venture partner may be structured differently than the Fund for tax purposes and this could create conflicts of interest;

●

the Fund will typically rely upon its real estate joint venture partner to manage the day-to day operations of the real estate joint venture and underlying assets, as well as to prepare financial information for the real estate joint venture and any failure to perform these obligations appropriately may have a negative impact on the Fund’s performance and results of operations;

●

the real estate joint venture partner may experience a change of control, which could result in new management of the real estate joint venture partner with less experience or conflicting interests to the Fund and be disruptive to the Fund’s business; and

●	the real estate joint venture partner may not have sufficient personnel or appropriate levels of expertise to adequately support the Fund’s initiatives.

In addition, disputes between the Fund and its real estate joint venture partners may result in litigation or arbitration that would increase the Fund’s expenses and prevent the Fund’s officers and directors from focusing their time and efforts on the Fund’s business.

Valuation Risk: The value of certain of the Fund’s investments will be difficult to determine and the valuation determinations made by the Manager, Subadviser, and the Fund’s independent valuation advisor (the “Independent Valuation Advisor”) with respect to such investments will likely vary from the amounts the Fund would receive upon sale or disposition of such investments. It is possible that the fair value determined for an investment may differ materially from the value that could be realized upon the sale of the investment. Within the parameters of the Fund’s valuation policies and procedures, the valuation methodologies used to value the Fund’s assets will involve subjective judgments and projections and that ultimately may not materialize. Ultimate realization of the value of an asset depends to a great extent on economic, market and other conditions beyond the Fund’s control and the control of the Manager and the Independent Valuation Advisor and third-party appraisers. Rapidly changing market conditions or material events may not be immediately reflected in the Fund’s daily NAV. The resulting potential disparity in the Fund’s NAV may inure to the benefit of shareholders whose shares are repurchased or new purchasers of the Fund’s Common Stock, depending on whether the Fund’s published NAV per share for such class is overstated or understated.

Repurchase Offers Risk: Repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. The Fund believes that payments received in connection with the Fund’s investments will generate sufficient cash to meet the maximum potential amount of the Fund’s repurchase obligations. If at any time cash and other cash equivalents held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. If, as expected, the Fund employs investment leverage, repurchases of Common Stock would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Common Shareholders who do not tender their Common Stock by increasing the Fund’s expenses and reducing any net investment income.

In the event that shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Common Stock tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. A shareholder may be subject to market and other risks, and the NAV of Common Stock tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Common Stock is determined.

PGIM Real Estate Fund Inc. 49

Notes to Consolidated Financial Statements (unaudited) (continued)

14.	Subsequent Events

The Fund’s management evaluated subsequent events through the date of issuance of the financial statements. There have been no subsequent events that occurred during such period that would require disclosure in, or would be required to be recognized in, the financial statements as of June 30, 2026 except as discussed below.

On July 21, 2026, the Fund declared monthly distributions of $0.11310 per share for Class I, $0.10732 per share for Class D, and $0.09364 per share for Class S and Class T, payable on July 23, 2026, to Common Shareholders of record on July 22, 2026. The ex-date is July 23, 2026.

On August 20, 2026, the Fund declared monthly distributions of $0.11310 per share for Class I, $0.10732 per share for Class D, and $0.09364 per share for Class S and Class T, payable on August 24, 2026, to Common Shareholders of record on August 21, 2026. The ex-date is August 24, 2026.

Funds from operations and adjusted funds from operations (unaudited)

Six Months Ended June 30, 2026

PGIM believes funds from operations (“FFO”) is a meaningful supplemental non-GAAP operating metric. FFO is a standard REIT industry metric defined by the National Association of Real Estate Investment Trusts (“NAREIT”). FFO as presented below is calculated as a net increase in net assets resulting from operations (computed in accordance with “GAAP”), excluding (i) gain or losses from sales of investments and (ii) the change in net unrealized appreciation (depreciation) of investments.

PGIM also believes that adjusted FFO (“AFFO”) is a meaningful non-GAAP supplemental disclosure of its operating results. AFFO further adjusts FFO in order for PGIM’s operating results to reflect the specific characteristics of its business by adjusting for items it believes are not related to its core operations. The Fund’s adjustments to FFO to arrive at AFFO include removing the impact of certain non-cash items from Fund operating results.

FFO and AFFO should not be considered more relevant or accurate than the GAAP methodology in evaluating PGIM’s operating performance. In addition, FFO and AFFO should not be considered alternatives to net income (loss) as indications of the Fund’s performance or as alternatives to cash flows from operating activities as indications of liquidity, but rather should be reviewed in conjunction with these and other GAAP measurements. Further, FFO and AFFO are not intended to be used as liquidity measures indicative of cash flow available to fund PGIM’s cash needs, including its ability to make distributions to stockholders.

PGIM Real Estate Fund Inc. 51

Funds from operations and adjusted funds from operations  (unaudited)

Six Months Ended June 30, 2026

Net increase in net assets applicable to common shareholders resulting from operations	$9,030,614

Adjustments to arrive at FFO:

Net change in unrealized (appreciation) depreciation on investments	(4,778,060)

FFO attributable to common shareholders	4,252,554

Adjustments to arrive at AFFO:

Accretion of deferred origination fee	(23,781)

Amortization of deferred financing costs	81,637

Undistributed/(overdistributed) income attributable to majority-owned subsidiaries/non-consolidated joint ventures	136,851

Total adjustments to arrive at AFFO	194,707

AFFO attributable to common shareholders	$4,447,261

Other Information

DISTRIBUTION REINVESTMENT PLAN

OF

PGIM REAL ESTATE FUND INC.

PGIM Real Estate Fund Inc., a Maryland corporation (the “Fund”), hereby adopts the following plan (the “Plan”) with respect to income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), declared by its Board of Directors on shares of its common stock (the “Common Stock”):

1. Unless a stockholder specifically elects to receive cash as set forth below, all Distributions hereafter declared by the Board of Directors shall be payable in shares of the Common Stock of the Fund, and no action shall be required on such stockholder’s part to receive a Distribution in stock.

2. Such Distributions shall be payable on such date or dates as may be fixed from time to time by the Board of Directors to stockholders of record at the close of business on the record date(s) established by the Board of Directors for the Distribution involved.

3. Prudential Mutual Fund Services LLC, the plan administrator (the “Plan Administrator”), will set up an account for the Common Stock acquired pursuant to the Plan for each stockholder who has not elected to receive Distributions in cash (each a “Participant”). The Plan Administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the Plan Administrator’s name or that of its nominee. In the case of stockholders such as banks, brokers or nominees that hold the Common Stock of the Fund for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Stock certified by the record stockholders as representing the total amount registered in such stockholder’s name and held for the account of Participants.

4. When the Fund declares a Distribution, the Plan Administrator, on the stockholder’s behalf, will receive additional authorized Common Stock from the Fund. The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund’s net asset value per share. There will be no sales load charged on Common Stock issued to a stockholder under the Plan. All Common Stock purchased under the Plan will be held in the name of each Participant.

5. The Fund expects to issue Common Stock pursuant to the Plan, immediately following each Distribution payment date and the Plan Administrator will make every reasonable effort to reinvest all Distributions on the day the Distribution is paid (except where necessary to comply with applicable securities laws) by the Fund. If, for any reason beyond

PGIM Real Estate Fund Inc. 53

Other Information (continued)

the control of the Plan Administrator, reinvestment of the Distributions cannot be completed within 30 days after the applicable Distribution payment date, funds held by the Plan Administrator on behalf of a Participant will be distributed to that Participant.

6. A stockholder may, however, elect to receive Distributions in cash. To exercise this option, such stockholder must notify the Plan Administrator, in writing so that such notice is received by the Plan Administrator three (3) days prior to the distribution date fixed by the Board of Directors for the Distribution involved.

7. The Plan Administrator will confirm to each Participant each acquisition made pursuant to the Plan as soon as practicable. Each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of Common Stock of the Fund. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Administrator will adjust for any such undivided fractional interest in cash at the net asset value of the Fund’s shares at the time of termination.

8. There will be no direct expenses to Participants for the administration of the Plan. There is no direct service charge to Participants with regard to purchases under the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the Participants. All fees associated with the Plan will be paid by the Fund.

9. Shares of Common Stock issued pursuant to the Plan will have the same voting rights as the shares of Common Stock issued pursuant to the Fund’s continuous offering.

10. Each Participant may terminate the Participant’s account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.pgim.com/investments, by filling out the transaction request form located at the bottom of the Participant’s Statement and sending it to the Plan Administrator at PGIM Investments PO Box 219929, Kansas City, MO 64121-9929 or by calling the Plan Administrator at (844) 753-6354. Such termination will be effective immediately if the Participant’s notice is received by the Plan Administrator prior to any distribution record date. Upon any withdrawal or termination, the Plan Administrator will cause to be delivered to each terminating Participant a statement of holdings for the appropriate number of the Fund’s whole book-entry Common Stock and a check for the cash adjustment of any fractional share at the market value of the Fund’s Common Stock as of the close of business on the date the termination is effective less any applicable fees. In the event a Participant’s notice of termination is on or after a record date (but before payment date) for an account whose dividends are reinvested, the Plan Administrator, in its sole discretion, may either distribute such dividends in cash or reinvest them in Common Stock on behalf of the terminating Participant. In the event reinvestment is made, the Plan Administrator will process the termination as soon as practicable, but in no event later than five business days after the reinvestment is completed. The Plan may be terminated by the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

11. These terms and conditions may be amended or supplemented by the Fund at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Administrator receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Plan Administrator in its place and stead of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Administrator under these terms and conditions. Upon any such appointment of any agent for the purpose of receiving Distributions, the Fund will be authorized to pay to such successor agent, for each Participant’s account, all dividends and distributions payable on shares of the Fund held in the Participant’s name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.

12. The Plan Administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.

13. The automatic reinvestment of dividends does not relieve Participants of any taxes which may be payable on dividends. Participants will receive tax information annually for their personal records and to help them prepare their federal income tax return. Specific cost basis information will also be included on a Participant’s statement in accordance with applicable law.

14. These terms and conditions of the Plan shall be governed by applicable federal securities laws and the laws of the State of New York.

Adopted: March 30, 2022

Amended: August 7, 2023

      July 31, 2024

PGIM Real Estate Fund Inc. 55

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the Board) of PGIM Real Estate Fund Inc. (the Fund) consists of four individuals, three of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Directors). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established two standing committees: the Audit Committee and the Nominating and Governance Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (PGIM Investments or the Manager) and the subadvisory agreement between the Manager and PGIM, Inc., an affiliate of the Manager (the Subadviser). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 25, 2026 (the Meeting) and unanimously approved the continuance of the agreements for another year, after concluding that the renewal of the agreements was in the best interests of the Fund and its stockholders.

In advance of the Meeting, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration of the renewal of the agreements. Also, prior to the Meeting, the Independent Directors met with independent legal counsel to review the Independent Directors’ duties and responsibilities in connection with their consideration of the renewal of the agreements and to discuss the materials provided by the Manager and Subadviser.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant to the approval of the continuance of the agreements, including the nature, quality and extent of services provided to the Fund by the Manager and the Subadviser; performance information for the Fund; the Manager’s and the Subadviser’s qualifications; the fees paid by the Fund to the Manager and by the Manager to the Subadviser under the agreements; the Fund’s expenses and fees; statements from the Manager regarding potential economies of scale as the Fund’s assets increase; and other anticipated benefits to the Manager, Subadviser or their affiliates from the Manager’s and Subadviser’s relationship to the Fund. In connection with its deliberations, the Board considered information provided by the Manager and the Subadviser at or in advance of the Meeting. The Board noted that both the Manager and the Subadviser had provided the Board with responses to requests for information prepared in consultation with independent legal counsel to the Independent Directors, requesting information and

PGIM Real Estate Fund Inc.

Approval of Advisory Agreements (continued)

documents to assist the Board in its deliberations regarding the agreements. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the continuance of the agreements with respect to the Fund.

The Directors determined in the exercise of their reasonable business judgment that the overall arrangements between the Fund and the Manager, which serves as the Fund’s investment manager pursuant to a management agreement, and between the Manager and the Subadviser, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement, are appropriate and in the best interests of the Fund and its stockholders, in view of the services performed and the fees charged under the agreements, and in view of such other matters as the Directors considered relevant in the exercise of their reasonable business judgment.

Certain factors and conclusions that formed the basis for the Directors’ determinations to approve the continuance of the agreements are separately discussed below.

Nature, quality and extent of services

With respect to the Manager, the Board noted that it had received and considered information about the Manager in advance of and at the Meeting. The Board considered the services provided by the Manager, including, but not limited to, the oversight of the Subadviser, the administration of corporate affairs and provision of office facilities, and the provision of fund recordkeeping, compliance and other services to the Fund. The Board also noted that the Manager pays the salaries of all of the officers of the Fund and Directors of the Fund who are affiliated persons of the Manager. The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s senior management responsible for the oversight of the Fund and the Subadviser and was also provided with information pertaining to the Manager’s organizational structure, senior management, investment operations, information security program, and business continuity plan, as well as certain regulatory matters and other relevant information. The Board further noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer with respect to the Manager. The Board concluded that it was satisfied with the nature, quality and extent of the services provided by the Manager under the management agreement with the Fund. With respect to the Subadviser, the Board noted that it had received and considered information about the Subadviser in advance of and at the Meeting. The Board considered the services provided by the Subadviser, including, but not limited to, the management of the Fund’s assets in accordance with the Fund’s investment objectives and policies, and the purchase and sale of investments for the Fund’s portfolio. The Board considered, among other things, the qualifications, background and experience of the Subadviser’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio, as well as information on the Subadviser’s organizational structure, senior management, investment operations, information security program, and business continuity plan, as well as certain regulatory matters. The Board further noted that it received favorable

Visit our website at pgim.com/real-estate-fund/resources

compliance reports from the Fund’s Chief Compliance Officer with respect to the Subadviser. The Board concluded that it was satisfied with the nature, quality and extent of services provided by the Subadviser under the subadvisory agreement relating to the Fund.

Performance

The Board received and considered information regarding Fund performance, including information and analyses for the Fund (the Performance Information), as well as for a group of comparable non-listed CEFs primarily invested in real estate equity securities (the Peer Universe) and a group of comparable non-listed CEFs primarily invested in real estate equity strategies with real estate credit exposure (the Peer Group) selected by an independent third-party provider of investment company data (the Independent Data Provider). The Board was provided with a description of the methodology the Independent Data Provider used to determine the similarity of the Fund with the funds included in the Peer Group and the Peer Universe. It was noted that while the Board found the Performance Information generally useful, Directors recognized its limitations, including that the data may vary depending on the end date selected, and that the results of the performance comparisons may vary depending on the selection of the Peer Group and Peer Universe and their composition over time.

The Board noted that the Fund ranked in the 1st quartile in its Peer Universe and Peer Group for the 1-year and 2-year annualized total return as of December 31, 2025. The Board considered that the Fund had commenced operations on November 3, 2022 and that longer-term performance was not yet available.

Based on the reviews and discussions of Fund performance and considering other relevant factors, including those noted above, the Board concluded, under the circumstances, that continuation of the agreements for an additional year was in the best interests of the Fund and its stockholders.

Fees and Expenses

In considering the fees paid to the Manager and the Subadviser, the Board reviewed information provided by the Manager regarding its pricing philosophies, the calculation of the fees, and relevant fee comparison information for the Peer Group and the Peer Universe.

The Board noted that the Fund ranked in the 2nd quartile in its Peer Universe and Peer Group for its contractual management fee and ranked in the 2nd quartile in its Peer Universe and the 1st quartile in its Peer Group for its net expense ratio.

The Board also took into account that the Manager has contractually agreed to waive its fees and/or reimburse expenses of the Fund so that certain specified expenses of the Fund will not exceed 0.50% of the Fund’s net assets through August 15, 2028.

PGIM Real Estate Fund Inc.

Approval of Advisory Agreements (continued)

The Board noted the structure and amounts of the Fund’s management fees, which includes the management fee, sub-advisory fee and incentive fee, were generally in line with the management fees and subadvisory fees charged by other non-traded REITs and REITs registered under the 1940 Act.

Based on the reviews and discussions of Fund fees and expenses and considering other relevant factors, including those noted above, the Board concluded that the proposed management fee and total expenses were reasonable in light of the services provided to the Fund.

Profitability

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular manager, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the manager’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered to the Fund was not unreasonable.

Economies of Scale

The Board received and discussed information concerning whether PGIM Investments realizes economies of scale as the Fund’s assets grow beyond current levels. The Board also took into account information regarding the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that, while the Fund does not have breakpoints in its management fees, economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance stockholder services, and maintaining existing expense structures in the face of rising costs.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to any individual funds, but rather are incurred across a variety of products and services.

Other Benefits to the Manager and the Subadviser

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Manager and the Subadviser in connection with the Manager’s and Subadviser’s management of the Fund. Based on information provided by and discussions with the Manager, the Board concluded that these benefits did not appear to be material at the present time in connection with the Fund.

Visit our website at pgim.com/real-estate-fund/resources

After consideration of these factors, the Board, including the Independent Directors, concluded that the approval of the continuance of the agreements for an additional year was in the best interests of the Fund and its stockholders.

PGIM Real Estate Fund Inc.

US Consumer Privacy Notice

Prudential values your business and your trust. We respect the privacy of your personal information and take our responsibility to protect it seriously. This privacy notice is provided on behalf of the Prudential companies listed at the end of this notice and applies to our current and former customers. This notice describes how we treat the information we receive about you, including the ways in which we will disclose your personal information within Prudential and your right to opt out of such disclosing.

Protecting Your Personal Information

We maintain physical, electronic, and procedural safeguards to protect your personal information in accordance with applicable law. These measures include but are not limited to computer safeguards and secured files and buildings. The people authorized to access your personal information need it to do their jobs, and we require that they keep your information secure and confidential.

Categories of Personal Information We Collect

We collect your personal information from you, such as when you fill out applications and other forms, when you visit or enter personal details on our websites, when you respond to our emails, and when you provide information over the telephone. We also collect personal information about you indirectly, such as through third parties, such as employers, credit bureaus, and other financial institutions. Collectively, this personal information includes, for example:

●	Personal Identifiers: Name, address, email address, telephone number, other contact information, and Government ID
●	Financial and Employment Information: Employment and occupation, demographic, income, and financial information, transaction history
●	Information related to Health: Information related to health for insurance applications & products
●

Consumer Reports & Third-Party Data: Consumer reports from consumer reporting agencies, participant information from organizations that purchase products or services from us for the benefit of their members or employees

●	Biometric and Sensory Data: Video and audio recordings, and biometric data
●	Internet or Network Activity: Information gathered from your internet or network activity
●	Internal Investigations: Information gathered as part of internal investigations

We do not control the accuracy of information outside sources give us. If you want to make any changes to information we receive from others about you, you must contact those sources.

Using Your Personal Information

We may use the categories of personal information listed above for various business purposes, including:

●	Normal everyday business purposes, such as providing services to you, administrating your products, account, or policy, running our business, and processing claims and other transactions
●	Strategic planning and effectuating certain business relationships and partnerships
●	Business research and analysis
●

Data analytics, modeling (such as predictive modeling), the deployment of automated tools, and in certain instances, artificial intelligence in accordance with applicable law or other regulatory guidance

●	Marketing products and services of Prudential and other companies that may interest you
●	Detecting and preventing identity theft, fraud, or misuse of your accounts
●	As required by law or to comply with applicable laws

Disclosing Your Personal Information

We may disclose the categories of personal information listed above, including information about your transactions and experiences, for the following:

●	We share information among Prudential companies and with non-Prudential companies that provide services for our business needs, such as account/policy administration and marketing.
●	Limited information may be shared with business partners and service providers to manage business partnerships.
●	We may disclose your information to another financial institution if you consent to transfer your account or policy.
●	We share information as permitted or required by law, including with law enforcement and regulators, in response to subpoenas, and to prevent fraud.
●	For products obtained through an employer or organization-sponsored plan, we disclose information as allowed by the plan agreement or our agreement with you.
●	We may share consumer report information among Prudential companies, including information from credit reports and other sources, but you can limit this sharing as described in this notice.

We do not share your personal information or phone number with non-Prudential companies for their marketing or text messaging purposes without your consent. We may tell you about a product or service other companies offer and, if you respond, that company will know we selected you to receive the information. Prudential companies may contact you via text messaging only with your prior express written consent.

Note: PGIM, Inc. and its affiliates do not sell or share Personal Information but may disclose it internally and to carefully vetted business partners and contractors, who are contractually obligated to protect your data. These third parties are thoroughly assessed to ensure they provide adequate data protection before any partnership is established.

Limiting Our Sharing – Opt Out/Privacy Choice

You may tell us not to share your personal information among Prudential companies for marketing purposes, and not to share consumer report information among Prudential companies, by “opting out” of such sharing. To limit our sharing for these purposes:

●	Visit us online at: https://www.prudential.com/links/privacy-center.
●	Call us at: 1-877-248-4019

Note that you are not able to limit our ability to disclose or share your personal information among Prudential companies and with other non-affiliated companies for servicing and administration purposes or where such disclosures are made as permitted by law.

Questions?

If you have any questions or concerns about how we protect, use, and disclose your personal information or about this privacy notice, please call us. The toll-free number is 1-877-248-4019. We reserve the right to modify this notice at any time. This notice is also available anytime at www.prudential.com.

Prudential companies include the following:

Insurance Companies and Insurance Company Separate Accounts:

The Prudential Insurance Company of America; Pruco Life Insurance Company; Pruco Life Insurance Company of New Jersey; Prudential Legacy Insurance Company of New Jersey; Insurance company separate accounts that include the following names or are otherwise identified as maintained by an entity that includes the following names: Prudential or Pruco (except for insurance company separate accounts sponsored by Prudential Retirement Insurance and Annuity Company (PRIAC), which were transferred to Empower as part of the sale of PRIAC to Empower Annuity Insurance Company of America and are no longer affiliated with Prudential)

Insurance Agencies:

Prudential Insurance Agency, LLC;

Broker-Dealers and Registered Investment Advisers:

AST Investment Services, Inc. ; Prudential Annuities Distributors, Inc. ; Pruco Securities, LLC; PGIM, Inc. ; Prudential Investment Management Services LLC; PGIM Investments LLC; PGIM Private Placement Investors, L.P.; Prudential Select Strategies LLC; PGIM Quantitative Solutions LLC; Jennison Associates LLC; PGIM Custom Harvest LLC; ; PGIM DC Solutions, LLC ; PGIM Multi-Asset Solutions, LLC, PGIM Real Estate Advisors LLC; Deerpath Capital Management LP; Montana Capital Partners AG

Bank and Trust Companies:

Prudential Trust Company

Investment Companies and Other Investment Vehicles:

PGIM Funds; Prudential Insurance Funds; All funds that include the following names: Prudential, PCP, PGIM, PEP, PCEP, or PSLO

Other Companies:

Prudential Workplace Solutions Group Services, LLC; Prudential Mutual Fund Services LLC; PGIM Real Estate Finance, LLC; High Peak Innovations, LLC

Vermont Residents: We will not disclose information about your creditworthiness among Prudential companies, other than as permitted by Vermont law, unless you authorize us to make those disclosures.

Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

Privacy Ed 01/01/26

D6021

∎ MAIL	∎ TELEPHONE	∎ WEBSITE

655 Broad Street	(800) 225-1852	private-real-estate-fund/ resources

Newark, NJ 07102

PROXY VOTING

The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov.Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS

Morris L. McNair III ● Mary Lee Schneider ● Thomas M. Turpin ● Scott E. Benjamin

OFFICERS

Stuart S. Parker, President and Principal Executive Officer ● Scott E. Benjamin, Vice President ● Christian J. Kelly, Chief Financial Officer ● Claudia DiGiacomo, Chief Legal Officer ● Patricia Flynn, Chief Compliance Officer ● Russ Shupak, Treasurer and Principal Accounting Officer ● Andrew R. French, Secretary ● Melissa Gonzalez, Assistant Secretary ● Kelly A. Coyne, Assistant Secretary ● Patrick E. McGuinness, Assistant Secretary ● Debra Rubano, Assistant Secretary ● George Hoyt, Assistant Secretary ● Devan Goolsby, Assistant Secretary ● Elyse M. McLaughlin, Assistant Treasurer ● Robert W. McCormack, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street
Newark, NJ 07102

SUBADVISER	PGIM, Inc.	655 Broad Street
Newark, NJ 07102

DISTRIBUTOR	Prudential Investment	655 Broad Street
	Management Services LLC	Newark, NJ 07102

CUSTODIAN	The Bank of New York	240 Greenwich Street
	Mellon	New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund	PO Box 219929
	Services LLC	Kansas City, MO 64121

INDEPENDENT REGISTERED	PricewaterhouseCoopers LLP	300 Madison Avenue
PUBLIC ACCOUNTING FIRM		New York, NY 10017

FUND COUNSEL	Simpson Thacher & Bartlett LLP	425 Lexington Avenue
New York, NY 10017

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/real-estate-fund/resources or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your fund documents online, go to pgim.com/us/en/intermediary/resources/featured/e-delivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Real Estate Fund Inc., PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 and the rules promulgated thereunder that the Fund may purchase, from time to time, its shares at net asset value.

Mutual Funds and Closed-End Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM REAL ESTATE FUND INC. SHARE CLASSD IS T NASDAQ PPRDX PPRUX PPRSX PPRTX CUSIP 69419Y204 69419Y105 69419Y303 69419Y402 MF252E

(b)	Copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule – Not applicable.

Item 2 – Code of Ethics – Not required, as this is not an annual filing.

Item 3 – Audit Committee Financial Expert – Not required, as this is not an annual filing.

Item 4 – Principal Accountant Fees and Services – Not required, as this is not an annual filing.

Item 5 – Audit Committee of Listed Registrants – Not required, as this is not an annual filing.

Item 6 – Investments – The registrant’s Schedule of Investments is included in the financial statements filed under Item 1 of this Form.

Item 7 – Financial Statements and Financial Highlights for Open-End Management Investment Companies – Not applicable.

Item 8 – Changes in and Disagreements with Accountants for Open-End Management Investment Companies – Not applicable.

Item 9 – Proxy Disclosures for Open-End Management Investment Companies – Not applicable.

Item 10 – Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies – Not applicable.

Item 11 – Statement Regarding Basis for Approval of Investment Advisory Contract – Included as part of the report to stockholders filed under Item 1 of this Form.

Item 12 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not required, as this is not an annual filing.

Item 13 – Portfolio Managers of Closed-End Management Investment Companies – Not required, as this is not an annual filing.

Item 14 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – None

Item 15  – Submission of Matters to a Vote of Security Holders – There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 16 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17 – Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 18 – Recovery of Erroneously Awarded Compensation – Not applicable.

Item 19 – Exhibits

(a)(1)	Code of Ethics – Not required, as this is not an annual filing.
(a)(2)	Policy required by the listing standards adopted pursuant to Rule 10D-1 under the Securities Exchange Act of 1934 – Not applicable.
(a)(3)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 – Attached hereto as Exhibit EX-99.CERT.
(a)(4)	Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 – Not applicable.
(a)(5)	Change in the registrant’s independent public accountant – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  PGIM Real Estate Fund Inc.

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	August 21, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	August 21, 2026

By:	/s/ Christian J. Kelly
Christian J. Kelly
Chief Financial Officer (Principal Financial Officer)

Date:	August 21, 2026